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                         MAX & ERMA'S RESTAURANTS, INC.

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                                   Exhibit 24

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                                   EXHIBIT 24

                                POWER OF ATTORNEY
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         Each of the undersigned officers and directors of Max & Erma's
Restaurants, Inc. (the "Corporation"), hereby appoints Todd B. Barnum and William C. Niegsch, Jr., as his attorneys or either of them, with power to act without the others, as his attorney, to sign, in his name and on his behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Registration Statement on Form S-8 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, 100,000 shares of Common Stock, $.10 par value, to be sold and distributed by the Corporation pursuant to the Corporation's 1996 Employee Incentive Stock Purchase and Manager Bonus Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys and each of them, individually, full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents this 16th day of April, 1996.



/s/ Todd B. Barnum                        President, Chief Executive Officer, and Chairman of the
- --------------------------------------    Board (Principal Executive Officer)
Todd B. Barnum




/s/ William C. Niegsch, Jr.               Executive Vice President, Chief Financial Officer,
- --------------------------------------    Treasurer, Secretary, and Director (Principal Financial
William C. Niegsch, Jr.                   Officer and Principal Accounting Officer)




/s/ Mark F. Emerson                       Chief Operating Officer and Director
- --------------------------------------
Mark F. Emerson



/s/ Karen A. Brennan                      Vice President of Marketing and Director
- --------------------------------------
Karen A. Brennan



/s/ William E. Arthur                     Director
- --------------------------------------
William E. Arthur



 /s/ Roger D. Blackwell                   Director
- --------------------------------------
Roger D. Blackwell


 /s/ Donald W. Kelley                     Director
- --------------------------------------
Donald W. Kelley



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 /s/ Micheal D. Murphy                                      Director
- --------------------------------------
Michael D. Murphy



/s/ Robert A. Rothman                                       Director
- --------------------------------------
Robert A. Rothman






















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